Exhibit 21

Entity Name	Domestic Jurisdiction
Acumen Re Management Corporation	DE
Adeo Solutions, LLC	MA
Advocate Insurance Services Corp.	DE
Advocator Group Holding Company, Inc.	FL
Aevo Insurance Services, LLC	FL
AFC Insurance, Inc.	PA
AGIA Premium Finance Company, Inc.	CA
Allocation Services, Inc.	FL
American Claims Management - Atlantic Region, LLC	GA
American Claims Management, Inc.	CA
American Specialty Insurance & Risk Services, Inc.	IN
Apex Insurance Agency, LLC	VA
Argus Reinsurance, Ltd	Saint Kitts and Nevis
Arrowhead General Insurance Agency Holding Corp.	DE
Arrowhead General Insurance Agency Superholding Corp.	DE
Arrowhead General Insurance Agency, Inc.	MN
Arrowhead Insurance Risk Managers, LLC	GA
Arrowhead Online Insurance Services, LLC	CA
Artimis Reinsurance Limited	Saint Kitts and Nevis
Augustus Reinsurance, Limited	Turks and Caicos Islands
Avirs Acquisition, LLC	PA
Axiom RE, LP	FL
Azure International Holding Co.	DE
B&B Canada Holdco, Inc.	DE
B&B Fitness PG, Inc.	CO
B&B Metro Holding, Inc.	NJ
B&B PF, LLC	PA
B&B Protector Plans, Inc.	FL
B&B Tn Holding Company, Inc.	DE
Bb Fl Holding 2, LLC	FL
BB FL Holding, LLC	FL
BBVAS, LLC	FL
Beecher Carlson Bermuda, Ltd.	Bermuda
Beecher Carlson Brokerage, Ltd.	Bermuda
Beecher Carlson Cayman, Ltd.	Cayman Islands
Beecher Carlson Holdings, Inc.	DE
Beecher Carlson Insurance Services Of Colorado, LLC	CO
Beecher Carlson Insurance Services, LLC	CA
Beecher Carlson Of Florida, Inc.	FL
Benefit Integration Management Services, LLC	DE
Bridge Specialty Group, LLC	FL
Bridge Specialty Wholesale, Inc.	FL
Brosnan Boylan Golden Limited	Ireland
Brown & Brown Absence Services Group, LLC	FL
Brown & Brown Benefit Advisors, Inc.	NJ
Brown & Brown Disaster Relief Foundation, Inc.	FL
Brown & Brown Insurance Agency Of Virginia, Inc.	VA
Brown & Brown Insurance Brokers Of Sacramento, Inc.	CA
Brown & Brown Insurance Of Arizona, Inc.	AZ
Brown & Brown Insurance Of Georgia, Inc.	GA

Brown & Brown Insurance Of Nevada, Inc.	NV
Brown & Brown Insurance Services Of California, Inc.	CA
Brown & Brown Insurance Service Of The Bay Area, Inc	CA
Brown & Brown Lone Star Insurance Services, Inc.	TX
Brown & Brown Metro, LLC	NJ
Brown & Brown Nj Holding Co., Inc.	FL
Brown & Brown Of Arkansas, Inc.	AR
Brown & Brown of Canada, Inc.	Canada
Brown & Brown Of Central Carolina, LLC	NC
Brown & Brown Of Central Michigan, Inc.	MI
Brown & Brown Of Colorado, Inc.	CO
Brown & Brown Of Connecticut, Inc.	CT
Brown & Brown Of Delaware, Inc.	DE
Brown & Brown Of Detroit, Inc.	MI
Brown & Brown Of Florida, Inc.	FL
Brown & Brown Of Garden City, Inc.	FL
Brown & Brown Of Illinois, Inc.	IL
Brown & Brown of Indiana, LLC	IN
Brown & Brown Of Iowa, Inc.	IA
Brown & Brown Of Kentucky, Inc.	KY
Brown & Brown Of Lehigh Valley, LP	PA
Brown & Brown Of Louisiana, LLC	LA
Brown & Brown Of Massachusetts, LLC	MA
Brown & Brown Of Michigan, Inc.	MI
Brown & Brown Of Minnesota, Inc.	MN
Brown & Brown Of Mississippi, LLC	DE
Brown & Brown Of Missouri, Inc.	MO
Brown & Brown Of Nashville, Inc.	TN
Brown & Brown Of New Hampshire, Inc.	NH
Brown & Brown of New Jersey, LLC	NJ
Brown & Brown Of New Mexico, Inc.	NM
Brown & Brown Of New York, Inc.	NY
Brown & Brown Of North Dakota, Inc.	ND
Brown & Brown Of Ohio, LLC	OH
Brown & Brown Of Oklahoma, Inc.	OK
Brown & Brown of Oregon, LLC	OR
Brown & Brown Of Pennsylvania, LP	PA
Brown & Brown Of South Carolina, Inc.	SC
Brown & Brown Of Tennessee, Inc.	TN
Brown & Brown Of Washington, Inc.	WA
Brown & Brown Of West Virginia, Inc.	WV
Brown & Brown Of Wisconsin, Inc.	WI
Brown & Brown PA Holding Co. 2, LLC	FL
Brown & Brown PA Holding Co., LLC	FL
Brown & Brown Pacific Insurance Services, Inc.	HI
Brown & Brown Program Insurance Services, Inc.	CA
Brown & Brown Realty Co.	DE
Brown & Brown, Inc.	FL
Brown Holding, Inc.	IL
Brown Riverfront Esplanade Foundation, Inc.	FL
Colonial Premium Finance Company	NC
Coverhound, LLC	FL
Decus Holdings (UK) Limited	United Kingdom

Decus Insurance Brokers Limited	United Kingdom
DTBB, LLC	FL
ECC Insurance Brokers, LLC	IL
Fitness Underwriters RPG, Inc.	VA
Florida Intracoastal Underwriters, Limited Company	FL
Hays Companies, Inc.	FL
Health Special Risk, Inc.	MN
Healthcare Insurance Professionals, Inc.	TX
Hull & Company Of New York, Inc.	NY
Hull & Company, LLC	FL
ICA, LP	NC
Independent Consulting & Risk Management Services, Inc.	CA
Industry Consulting Group, Inc.	FL
International E & S Insurance Brokers, Inc.	CA
Irving Weber Associates, Inc.	NY
Macduff Underwriters, LLC	FL
Madoline Corporation	FL
Marquee Managed Care Solutions, Inc.	CA
Medval, LLC	MO
Monarch Management Corporation	KS
New Ssad Holding, LLC	DE
O'Leary Dublin Limited	Ireland
O'Leary Insurances Galway Limited	Ireland
O'Leary Insurances Waterford Limited	Ireland
O'Leary Limited	Ireland
O'Mahony Golden (Muster) Limited	Ireland
Onpoint Insurance Services, LLC	DE
Onpoint Underwriting, Inc.	DE
Pacific Resources Benefits Advisors, LLC	IL
Peachtree Special Risk Brokers Of New York, LLC	NY
Peachtree Special Risk Brokers, LLC	GA
Pillarrx Consulting, LLC	FL
Preferred Governmental Claim Solutions, Inc.	FL
Proctor Financial, Inc.	MI
Professional Disability Associates, LLC	ME
Program Management Services, Inc.	FL
Public Risk Underwriters Insurance Services Of Texas, LLC	TX
Public Risk Underwriters Of Florida, Inc.	FL
Public Risk Underwriters Of Illinois, LLC	IL
Public Risk Underwriters Of New Jersey, Inc.	NJ
Public Risk Underwriters Of The Midwest, LLC	IN
Public Risk Underwriters Of The Northwest, Inc.	WA
Public Risk Underwriters, LLC	FL
Remedy Analytics, Inc.	DE
Risk Management Associates, Inc.	FL
S & W Premium Finance Company, Inc.	TX
Safride Motor Club of Canada, ULC	BC, Canada
Saferide Motor Club, Inc.	CA
Saferide Motor Club, Inc.	TX
Servco Insurance Services Washington LLC	DE
Social Security Advocates For The Disabled, LLC	DE
Special Risk Insurance Managers Ltd.	Canada
Spectrum Wholesale Insurance Services, LLC	DE

Superior Recovery Services, Inc.	CA
Texas Security General Insurance Agency, LLC	TX
The Wave Insurance Corporation	HI
The Wright Insurance Group, LLC	DE
Title Pac, Inc.	OK
Tricoast Insurance Services, LLC	GA
Tryflood, LLC	FL
Tsg Premium Finance, LLC	LA
TSG Premium Finance, LLC	TX
Usis, Inc.	FL
Valiant Insurance Services, LLC	UT
Vehicle Administrative Services, Ltd, A Limited Partnership	MT
Vehicle Administrative Services, Ltd.	TX
Vehicle Administrative Services, Ltd. LP	DE
Winston Financial Services, Inc.	NJ
Wright Managed Care, LLC	NY
Wright National Flood Insurance Company	TX
Wright National Flood Insurance Services Of New York LLC	NY
Wright National Flood Insurance Services, LLC	DE
Wright Program Management, LLC	DE
Wright Risk Consulting, LLC	DE
Wright Risk Management Company, LLC	DE
Wright RPG, LLC	DE
Wright Specialty Insurance Agency, LLC	DE
Wrm America Intermediate Holding Company, Inc.	DE
Youzoom Insurance Services, Inc.	CA
AG General Agency, Inc.	TX
AG Insurance Services, LLC	FL
American & British Excess, Inc.	VA
Apex Insurance Agency, Inc.	VA
Aquiline Wright Holdings 1, Inc.	DE
Aquiline Wright Holdings 2, Inc.	DE
Automobile Insurance Agency of Virginia, Inc.	VA
Axiom Re, Inc.	FL
Azure IV Acquisition Corporation	AZ
B&B Protector Plans Insurance Services Of Texas, LLC	TX
Balcones-Southwest, Inc.	TX
Beecher Carlson Insurance Agency, LLC	DE
Braishfield Associates of New York, Inc.	NY
Braishfield Associates, Inc.	FL
Brown & Brown Acquisition Group, LLC	DE
Brown & Brown Agency of Insurance Professionals, Inc.	OK
Brown & Brown Aircraft Acquisition Co.	DE
Brown & Brown Insurance Benefits, Inc.	TX
Brown & Brown Insurance Services of El Paso, Inc.	TX
Brown & Brown Insurance Services of Texas, Inc.	TX
Brown & Brown Merger Co.	DE
Brown & Brown Metro, Inc.	NJ
Brown & Brown Newco Limited Liability Company	NJ
Brown & Brown of Bartlesville, Inc.	OK
Brown & Brown of GF/EGF, Inc.	ND
Brown & Brown of Indiana, Inc.	IN
Brown & Brown of Lehigh Valley, Inc.	PA

Brown & Brown of Louisiana, Inc.	LA
Brown & Brown Of Louisiana, LLC	VA
Brown & Brown of Mississippi, Inc.	MS
Brown & Brown of New Jersey, Inc.	NJ
Brown & Brown of North Carolina, Inc.	NC
Brown & Brown Of Northern Illinois, Inc.	DE
Brown & Brown of Ohio, Inc.	OH
Brown & Brown of Oregon, Inc.	OR
Brown & Brown of Pennsylvania, Inc.	DE
Brown & Brown of Pennsylvania, Inc.	PA
Brown & Brown of Southwest Indiana, Inc.	IN
Brown & Brown of Wyoming, Inc.	WY
Brown & Brown Premium Finance Company, Inc.	VA
Brown & Brown RE, Inc.	CT
Brown & Brown Services Ltd	United Kingdom
Brown & Brown West Coast, Inc.	CA
CGI Acquisition Corp.	FL
Champion Underwriters, Inc.	FL
Colonial Claims Corporation	FL
Combined Group Insurance Services, Inc.	TX
Conduit Insurance Managers, Inc.	TX
Cumberland Special Risk Brokers, Inc.	TN
Dolphin Agency Inc	TX
ECC Insurance Brokers, Inc.	IL
EIB Acquisition Corp.	IL
Elohssa, Inc.	DE
Energy & Marine Underwriters, Inc.	LA
Fitness Insurance, LLC	CO
Flagship Group Insurance Agency, Ltd.	MA
Flagship Management Co.	VA
Flagship Maritime Adjusters, Inc.	VA
Graham-Rogers of Arkansas, Inc.	AR
Graham-Rogers, Inc.	OK
Green Insurance Company Limited	Bermuda
Grocer Re Insurance Ltd.	Cayman Islands
Halcyon Underwriters, Inc.	FL
Hardin & Wilson, Inc.	AR
Huffman & Associates, Inc.	GA
Hull & Company, Inc.	FL
Hull Acquisition Corp.	FL
Investigation Solutions, Inc.	CA
Lancer Claims Services, Inc.	NV
LDP Consulting Group, Inc.	NJ
Logan Insurance Agency, Inc.	VA
M & J Buildings, L.L.C.	ND
MacDuff America, Inc.	FL
Macduff E&S Insurance Brokers, Inc.	CA
MacDuff Pinellas Underwriters, Inc.	FL
MacDuff Underwriters, Inc.	FL
Mangus Insurance & Bonding, Inc.	FL
Mangus Insurance & Bonding, Inc.	VA
McKinnon & Mooney, Inc.	MI
National Connectforce Claims, Inc.	CA

Pacific Claims Service, Inc.	CA
Pacific Merger Corp.	DE
Payease Financial, Inc.	OK
Peachtree Special Risk Insurance Brokers of NV. Inc.	NV
Physicians Protector Plan RPG, Inc.	FL
Portland Insurance Agency, LLC	OR
Premier Interpreting & Transportation, Inc.	CA
Procor Solutions LLC	NJ
Program Management Services, Inc.	VA
Program Management Services, Inc.	FL
Public Risk Underwriters of Georgia, Inc.	GA
Public Risk Underwriters of Indiana, Inc.	IN
RAI of Mississippi, Inc.	MS
RAI of Oklahoma, Inc.	OK
RAI, Inc.	AR
Roswell Insurance & Surety Agency	NM
Rowlands & Barranca Agency, Inc.	NY
Shapiro Insurance, Inc.	FL
SIM Insurance Services, LLC	TX
Statforce, LLC	NJ
Technical Risks, Inc.	TX
TES Acquisition Corp.	CA
The Connelly Insurance Group, Inc.	FL
The Flagship Group, Ltd.	VA
The Young Agency Inc.	NY
TPI Acquisition Corp.	OK
Tribal Nation Insurance Services, LLC	CT
Unified Seniors Association, Inc.	GA
WMH, Inc.	GA